Exhibit 99.1

NYSE EURONEXT

U.S. FIXED INCOME ROADSHOW

September 18-19, 2012

LEGAL DISCLAIMERS

Disclaimer and Cautionary Note Regarding Forward -Looking Statements

This presentation may contain forward -looking statements, including forward
-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward -looking statements include, but are not limited to, statements concerning NYSE Euronext's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward -looking statements are based on NYSE Euronext's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward -looking statements. Factors that could cause NYSE Euronext's results to differ materially from current expectations include, but are not limited to: NYSE
Euronext's ability to implement its strategic initiatives, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk and U.S. and global competition, and other factors detailed in NYSE Euronext's 2011 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission ("SEC") or the French
Autorit[] des March[]s Financiers. In addition, these statements are based on a number of assumptions that are subject to change. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by NYSE Euronext that the projections will prove to be correct. This presentation speaks only as of this date. NYSE Euronext disclaims any duty to update the information herein.

Non-GAAP Financial Measures

To supplement NYSE Euronext's consolidated financial statements prepared in accordance with GAAP and to better reflect period-over-period comparisons, NYSE
Euronext uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i)
present the effects of certain merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items, and (ii) improve overall understanding of NYSE Euronext's current financial performance and its prospects for the future. Specifically, NYSE Euronext believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation.

Offering

We have filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC website at
www.sec.gov. Alternatively, we, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting: Merrill Lynch, Pierce, Fenner and Smith Incorporated at
1-800-294-1322.

                                                                               2

KEY CREDIT CONSIDERATIONS

           []  World leading equities exchange with strong position in derivatives
                    [] Largest equities exchange globally(1)
Leadership          [] Second largest European derivatives exchange(2)
  Position          [] The premier exchange brand
           []  Plays a critical role in the world financial markets
           []  Well established history of product and service innovation
           []  Product and geographic diversification
                    [] Resilience of revenue streams

 Financial []  Track record of successful integration and cost discipline
  Strength
           []  Numerous business initiatives to add incremental profitability
           []  Strong cash flow generation

      Low  []  Solid, simple balance sheet
      Risk []  A+/A3 credit ratings and prudent financial policy

(1) By value of trading, as of December 31, 2011; source : World Federation of
Exchanges
(2) By contracts traded, as of December 31, 2011; sources : World Federation of
Exchanges, NYSE Euronext

                                                                               3

THE WORLD'S MOST DIVERSE EXCHANGE GROUP

United States	Europe	Asia	Other
• NYSE • NYSE Arca • NYSE Amex/MKT • NYSE Liffe U.S. • Stocks • Options • ETPs • Futures • Clearing • Fixed Income	• NYSE Liffe • Paris Bourse • Amsterdam SE • Brussels SE • Lisbon SE • Stocks • Futures • Options • ETPs • Clearing • OTC Derivatives • Fixed Income	• *Qatar:* 12% stake in the Qatar Exchange[1] • *China:* opened Beijing office • *India:* 5% stake in Multi Commodity Exchange • *Japan:* strategic alliance with Tokyo Stock Exchange, acquisition of Metabit	*Cooperation/ Technology Agreements:* • Abu Dhabi • BM&F Bovespa • Bursa Malaysia • Luxembourg • Philippines • Qatar Exchange • Tokyo • Warsaw

(1) Pending completion

4

THE WORLD'S LARGEST CASH EQUITIES MARKET

[]   NYSE Euronext is the world's largest cash equities marketplace

[]   NYSE Euronext listed companies represents 30% of the listed company market cap globally

                   Global Exchanges by Market Capitalization
                               [GRAPHIC OMITTED]

Note:Market Capitalization of domestic companies excluding investment funds; as of December 31, 2011; Source: World Federation of Exchanges; NYSE Euronext:
NYSE, NYSE Arca, NYSE MKT, Euronext (Paris, Amsterdam, Brussels, Lisbon),
Alternext; Nasdaq/OMX: Nasdaq, Stockholm, Copenhagen, Helsinki, Riga (Latvia),
Tallinn (Estonia), Vilnius (Lithuania), Reykjavik (Iceland); LSE Group: London,
AIM, Borsa Italiana (Milan)
                                                                               5

THE LEADING GLOBAL EXCHANGE BRAND

87% of the Dow Jones Industrial Average

79% of the SandP 500

85% of the 2012 Barron's 500

78% of the 2012 Fortune 500

6 of the 2012 Fortune Top 10 Globally Admired Brands

                               [GRAPHIC OMITTED]

As at June 30, 2012

                                                                               6

DIVERSIFIED REVENUES AND REVENUE DRIVERS

                               [GRAPHIC OMITTED]

Source: NYSE Euronext
(1) Net revenues defined as total revenues, less transaction -based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees

                                                                               7

TRADING VOLUMES

European Derivatives                       U.S. Equity Options
[GRAPHIC OMITTED]                          [GRAPHIC OMITTED]

U.S. Cash                                  European Cash
[GRAPHIC OMITTED]                          [GRAPHIC OMITTED]
Source: NYSE Euronext                      Source: NYSE Euronext

                                                                               8

OUR STRATEGY COMPASS
[GRAPHIC OMITTED]

Growth Priorities for 2012-2014

1 Clearing

2 Risk management and capital efficiency

3 Corporate Services

4 Market infrastructure

5 Derivatives product expansion

5 Cross-market innovation

6 Managed technology infrastructure

                                                                               9

MULTI-YEAR NET REVENUE OUTLOOK[]

Segment                      Revenue Growth      Drivers
Derivatives                        Medium   [] NYSE Liffe U.S.
                                            [] Clearing / OTC
                                            [] Interest Rate Environment
Cash Trading and Listings            Low    [] Expand Corporate Services
                                            [] New Listings
Information Services                High(2) [] Asian Expansion
and Technology                              [] Managed Services
Solutions                                   [] Leverage Data Center Capacity / Connectivity
                                            [] MandA
NYSE Euronext                       Medium

Growth Level Definition

High Double  digit % growth

Medium       Mid-to-upper single digit % growth

Low          Low single digit % growth

(1) Expected, assuming volume neutral environment
(2) Slower growth in revenue expected in 2012 year-over-year as a result of the challenging environment for financial services technology sales which has delayed client decisions on purchases of software and connectivity services

                                                                              10

DERIVATIVES -- GROWTH and DIVERSIFICATION

     NYX Global Derivatives                   NYX Global Derivatives
Monthly average traded contracts (m lots)      2011 volume breakdown
     [GRAPHIC OMITTED]                             [GRAPHIC OMITTED]

Source: NYSE Euronext

                                                                              11

DERIVATIVES -- NYSE CLEARING

[]   Expected financial impact and timeline:

     []   Incremental revenue: $40 million annually from 1Q14

     []   Cost Savings: $30 million annually from June 2013

     []   Costs to Build: $85 million through 2013

[GRAPHIC OMITTED]

                                                                              12

LISTING -- STRONG CORE FRANCHISE

[]   Significant IPO pipeline

[]   Revenue stream up 10% between 2009 and 2011

[]   Leadership position among global exchanges

     []   #1 exchange for attracting global IPOs in 2011

     []   Consistently the premier U.S. and global exchange

[]   Unrivaled community platform

[]   New opportunities via adjacency initiatives

Listing Revenues
[GRAPHIC OMITTED]

2011 Global IPO Capital Raised and Global Rank(1) []NYSE Euronext #1 Global IPO
Capital Raised
[GRAPHIC OMITTED]

(1) Includes closed-end funds and REITs; Source: Dealogic, Exchanges; NYSE
Euronext includes NYSE, Euronext, NYSE Arca, Alternext Europe, and NYSE MKT;
Hong Kong includes Hong Kong and GEM; LSE Group includes London, AIM, and Borsa
Italiana (Milan); Nasdaq OMX includes Nasdaq, Stockholm, Copenhagen, Helsinki,
Riga (Latvia), Tallinn (Estonia), Vilnius (Lithuania), and Reykjavik (Iceland)

                                                                              13

TECHNOLOGY SOLUTIONS -- GROWTH DRIVERS

[GRAPHIC OMITTED]

Key assets

[] Market access        [] Community information
[] Access to data          and collaboration
[] Managed services     [] Neutrality
[] Third-party services [] Innovation
[] Liquidity Hubs       [] Cost efficiency

Revenue Growth
[GRAPHIC OMITTED]
Source: NYSE Euronext

                                                                              14

PROJECT 14 - MULTI -YEAR EARNINGS GROWTH INITIATIVE

Our mission is to Empower the World's Capital Markets Community to Innovate and
Collaborate

[]   We have been executing effectively against our "community strategy" for 3 years

[]   Increasing risk correlation, asset class convergence and scarcity of capital means we can drive value for clients and shareholders with our unique combination of markets, technology assets, and diversified revenue streams

[]   We are executing our strategy across 3 pillars:

         Access to GROWTH                   Operating Leverage         Flexibility for Strategic
           Opportunities                      and EFFICIENCY           CAPITAL Deployment
[] Faster access to new           [] Common global / shared     [] Recurring, diversified
  revenue and market                infrastructure                revenue model
  opportunities                   [] Benefits our company and   [] Strong free cash flow
[] Ability to exploit inter-asset   can be leveraged by our       generation for growth
  class opportunities               clients                       investment and steady
                                                                  dividends

                                                                              15

WE ARE EXECUTING AGAINST OUR PLANS

Unlocking the Power of the Community

Access to GROWTH Opportunities

IN PROGRESS

[] On track to establish full-service CCP, NYSE Clearing in June 2013

[] Listings franchise strength -Strong IPO pipeline

[] New derivatives product launches

[] NYPC capital efficient solution to customer accounts

COMPLETED (YTD)

[] Realignment of sales / product teams to unlock growth

[] Launch of Retail Liquidity Program

[] Successful launch of futures on GCF repo index

[] Acquisition of Corpedia to enhance Corporate Services

[] Groupe Eurotunnel first company admitted to trading on NYSE Euronext London

Operating Leverage and EFFICIENCY

IN PROGRESS

[] In-sourcing of clearing

[] Consolidating European market operations

[] Evaluating global real estate footprint

[] Data center optimization

COMPLETED (YTD)

[] Completed portfolio realignment -SECFINEX, CFD and NYSE Blue

[] Realignment of sales / product teams to unlock growth

[] Streamlined senior management roles

[] Better leverage of shared services model across the Company

[] Costs down 4% constant dollar / constant currency in 1H12

Flexibility for Strategic CAPITAL Deployment

IN PROGRESS

[] Review of strategic investments portfolio

[] Reducing stake in Qatar Exchange to 12% (instead of 20%)

COMPLETED (YTD)

[] Discipline to exit or restructure under-performing investments (NSE,
SecFinex, NYSE Blue and CFD Initiative)

[] Sold additional 7% stake in NYSE Liffe U.S. to partners

[] Refinanced $1B credit facility with 3-year maturity

[] Repurchased $304m in stock in 1H12

                                                                              16

EFFICIENCY STREAM OF PROJECT 14

[]   We expect the project to deliver approx. $250M in annualized cost savings by 2014

[]   Series of short, medium and long-term action plans designed to better leverage our asset base and create a shared platform for growth primarily focused on the following areas:

                [] Further harmonize technology platform and standards
                  across businesses
   Technology   [] Retire legacy systems
        $90M    [] Reduce costs through near-shoring / off-shoring
                [] Data Center and Telecommunications optimization
Organizational  [] Centralize market ops and expand shared services model
   Efficiency / [] Rationalize contractor relations
Infrastructure  [] Streamline organization
        $90M    [] Rationalize real estate footprint and facilities costs
                [] Rationalize business portfolio
     Business   [] In-source UK risk management (Liffe Clearing)
 Optimization   [] Geography
        $70M

Other Points to Note

[]   1x costs will be communicated as incurred

[]   We will track savings and report regularly

[]   We currently expect run-rate savings realization of 25% by year end 2012 and 60% by 2013

                                                                              17

TRACK RECORD OF SUCCESSFUL INTEGRATION and COST DISCIPLINE

Annual Expense[1] Savings
(Constant $ / Constant Portfolio Basis)
[GRAPHIC OMITTED]

Initiative                  2009  2010  2011
Amex Integration                X
NYSE / Euronext Technology
                                X     X
Integration
NYFIX Synergies                       X     X
Data Center Consolidation             X     X
Organizational Efficiencies     X     X     X

Source: NYSE Euronext

(1) Excluding the impact of merger expenses, exit costs, disposal activities and discrete tax items
                                                                              18

FINANCIAL HIGHLIGHTS

Net Revenues 1                        EBITDA(2)
[GRAPHIC OMITTED]                     [GRAPHIC OMITTED]

Operating Cash Flows(3)               Capex
[GRAPHIC OMITTED]                     [GRAPHIC OMITTED]

Source: NYSE Euronext, see appendix for the reconciliation of Non GAAP financials with GAAP financials

(1) Net revenues defined as total revenues, less transaction -based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees (2)
Excludes the impact of merger expenses, exit costs, the BlueNext tax settlement, disposal activities and discrete tax items (3) Net cash provided by operating activities

                                                                              19

LOW INTRINSIC RISK

             []  Corporate-like balance sheet (as opposed to bank-like)
             []  Limited residual risks
                      [] Operational and financial risks similar to risks borne by corporate companies of a comparable size and with a reliance on technology
     Limited          [] Minimal credit risk exposure (cash investments and client receivables)
        Risk []  Clearing risk to be consolidated as from mid 2013
    Exposure          [] Structure and governance is being adjusted: expanded clearing team, expanded risk team, new CRO and dedicated executives across key disciplines at the clearing house, expanded risk committee with broader responsibilities
                      [] Comprehensive risk policies and procedures in accordance with regulatory and industry standards
             []  NYSE Euronext has implemented best practice Enterprise Risk Management
        Risk          [] Continuous process for identifying and managing risk
  Management          [] Clarity on roles and responsibilities with appropriate escalation structure
   Framework          [] Culture of openness, transparency and risk communication
                      [] Responsiveness to commercial, regulatory and corporate governance needs

                                                                              20

STRONG BALANCE SHEET

              Cash and investment securities
              Total Debt
      Solid            [] 5.375% []1b notes due June 2015
    Balance            [] 4.8% $750m notes due June 2013
      Sheet            [] Commercial paper in [] and $
                           (backed by $1.0 billion bank facility)
          and
              Net Debt
     Credit   Total Debt / Annualized EBITDA(1)
     Ratios
              Net Debt / Annualized EBITDA(2)
(June 30, 12)
              EBITDA / Interest Expense(3)
              Ratings SandP / Moody's

[GRAPHIC OMITTED]

Financial []  Long-term financial policy remains at approx. 2x Debt-to-EBITDA
  Policy  []  Importance of our credit ratings in the context of clearing initiatives

          []  Completed $1b refinancing of 3-year backup revolving credit facility on June 15, 2012
Funding            [] To backstop CP issuance and maintain a significant liquidity cushion
Strategy  []  Desire to refinance $750m June 2013 notes in advance of maturity and selectively refinance a portion of June 2015 notes, subject to market conditions

(1) Total Debt as at June 30, 2012 = $2,277m; Non-GAAP EBITDA for 1H12 = $534m;
Annualized EBITDA for 1H12 = $1,068m; Total Debt / Annualized EBITDA at June 30,
2012 = 2.1x

(2) Net Debt as at June 30, 2012 = Total Debt of $2,277m, minus $380m cash and cash equivalents, minus $36m financial investments = $1,861m; Net Debt /
Annualized EBITDA at June 30, 2012 = 1.7x

(3) Interest Expense for 1H12 = $59m; Non-GAAP EBITDA for 1H12 = $534m; EBITDA /
Interest Expense for 1H12 = 9.1x

                                                                              21

WRAP -UP

         High margin and transparent industry, with solid fundamentals

                          Leading competitive position

                           Diversified and resilient
                              streams of revenues

                          Strong cash flow generation

                              Low intrinsic risks

                                                                              22

APPENDIX

APPENDIX – NON-GAAP RECONCILIATION

(in USD millions)	FY 2009	FY 2010	FY 2011	HY 2012
Total revenues	4,684	4,425	4,552	1,938
Minus: Transaction-based expenses	(2,206)	(1,914)	(1,880)	(735)
Total revenues, less transaction-based expenses (Net revenues)	**2,478**	**2,511**	**2,672**	**1,203**
Minus: Total other operating expenses	(2,192)	(1,766)	(1,822)	(844)
Operating Income - GAAP	286	745	850	359
Plus: Depreciation and amortization	266	281	280	132
Plus: Merger expenses and exit costs	516	88	114	43
Plus: BlueNext tax settlement adjustment	-	-	42	-
EBITDA - Non-GAAP	**1,068**	**1,114**	**1,286**	**534**

Note: Net revenues defined as total revenues, less transaction-based expenses comprised of Section 31 fees, liquidity payments, routing and clearing fees